Exhibit 99.1
Investor Relations Contact
Mike Saviage
Adobe Systems Incorporated
408-536-4416
ir@adobe.com
Public Relations Contact
Jodi Sorensen
Adobe Systems Incorporated
408-536-2084
jsorensen@adobe.com

FOR IMMEDIATE RELEASE

Adobe Reports Strong Second Quarter Financial Results

SAN JOSE, Calif. - June 19, 2012 - Adobe Systems Incorporated (Nasdaq:ADBE) today reported financial results for its second quarter of fiscal year 2012 ended June 1, 2012.
Second Quarter Financial Highlights

•	Revenue in Q2 FY2012 was $1.124 billion, which represents 10 percent year-over-year growth.

•	Diluted earnings per share were $0.45 on a GAAP-basis, and $0.60 on a non-GAAP basis.

•	Operating income was $305.1 million and net income was $223.9 million on a GAAP-basis. Operating income was $404.4 million and net income was $299.6 million on a non-GAAP basis.

•	Deferred revenue grew by $43.9 million quarter-over-quarter to a total of $592.8 million.

•	Cash flow from operations was $448.2 million.
A reconciliation between GAAP and non-GAAP results is provided at the end of this press release.
Executive Quotes
“Our strong Q2 results were driven by the successful launch of Creative Cloud and Creative Suite 6, strong Acrobat revenue and 35 percent year-over-year revenue growth in our Digital Marketing Suite business,” said Shantanu Narayen, president and CEO of Adobe. “These results demonstrate our leadership in the Digital Media and Digital Marketing markets.”
“The initial transition to Creative Cloud exceeded our targets, demonstrating that creative professionals see significant value in the new subscription-based offering,” said Mark Garrett, executive vice president and CFO of Adobe. “Over the long-term, this bodes well for our business, as it increases our recurring revenue and enables Adobe to interact more closely with our customers.”

Financial Outlook
Adobe provided financial targets for the third quarter of fiscal 2012 and updated its full year fiscal 2012 targets. These targets reflect a weaker demand forecast in Europe.
For the third quarter of fiscal 2012, Adobe is targeting revenue of $1.075 billion to $1.125 billion. On a diluted earnings per share basis, the company is targeting a range of $0.38 to $0.43 on a GAAP basis, and $0.56 to $0.61 on a non-GAAP basis.
Adobe is targeting its Q3 share count to be between 501 million and 502 million shares, and it is targeting non-operating expense between $18 million and $20 million. Adobe's tax rate is expected to be approximately 23.5 percent on a GAAP basis and 22.5 percent on a non-GAAP basis.
For fiscal year 2012, the company narrowed its annual revenue growth target to a range of six to seven percent, versus its prior target range of six to eight percent. Adobe also adjusted its annual GAAP diluted earnings per share target range to $1.69 to $1.76 from its prior targeted range of $1.63 to $1.73; and its non-GAAP diluted earnings per share target range to $2.40 to $2.46 from its prior targeted range of $2.38 to $2.48.
A reconciliation between GAAP and non-GAAP financial targets is provided at the end of this press release.
Forward-Looking Statements Disclosure
This press release contains forward-looking statements, including those related to revenue, non-operating expense, tax rate, share count, earnings per share, increases in recurring revenue and our ability to execute against our strategy in our key growth areas, which involve risks and uncertainties that could cause actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to: failure to develop, market and distribute new products and services or upgrades or enhancements to existing products and services that meet customer requirements, introduction of new products, services and business models by existing and new competitors, failure to successfully manage transitions to new business models and markets, including our increased emphasis on a cloud strategy, fluctuations in subscription renewal or upgrade rates, continued uncertainty in economic conditions and the financial markets and other adverse changes in general political or economic conditions in any of the major countries in which Adobe does business, difficulty in predicting revenue from new businesses, failure to realize the anticipated benefits of past or future acquisitions, and difficulty in integrating such acquisitions, costs related to intellectual property acquisitions, disputes and litigation, inability to protect Adobe's intellectual property from third-party infringers, or unauthorized copying, use or disclosure, increasing regulatory focus on privacy issues, security vulnerabilities in our products and systems, interruptions or delays in our service or service from third-party service providers that host or deliver services, security or privacy breaches, or failure in data collection, failure to manage Adobe's sales and distribution channels and third-party customer service and technical support providers effectively, disruption of Adobe's business due to catastrophic events, risks associated with global operations, Adobe's ability to comply with new laws and regulations globally, and costs associated with such compliance, currency fluctuations, risks associated with our debt service obligations, changes in, or interpretations of, accounting principles, impairment of Adobe's goodwill or amortizable intangible assets, changes in, or interpretations of, tax rules and regulations, Adobe's inability to attract and retain key personnel, and impairment of Adobe's investment portfolio due to deterioration of the capital markets. For further discussion of these and other risks and uncertainties, individuals should refer to Adobe's SEC filings.

The financial information set forth in this press release reflects estimates based on information available at this time. These amounts could differ from actual reported amounts stated in Adobe's Quarterly Report on Form 10-Q for our quarter ended June 1, 2012, which Adobe expects to file later in June 2012. Adobe does not undertake an obligation to update forward-looking statements.
About Adobe Systems Incorporated
Adobe is changing the world through digital experiences. For more information, visit www.adobe.com.

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© 2012 Adobe Systems Incorporated. All rights reserved. Adobe, Acrobat, Creative Cloud, Creative Suite and the Adobe logo are either registered trademarks or trademarks of Adobe Systems Incorporated in the United States and/or other countries. All other trademarks are the property of their respective owners.

Condensed Consolidated Statements of Income
(In thousands, except per share data; unaudited)

	Three Months Ended		Six Months Ended
	June 1, 2012	June 3, 2011	June 1, 2012	June 3, 2011
Revenue:
Products	$871,022	$829,979	$1,679,543	$1,672,668
Subscription	159,519	109,471	305,749	215,642
Services and support	93,908	83,729	184,377	162,575
Total revenue	1,124,449	1,023,179	2,169,669	2,050,885

Cost of revenue:
Products	40,074	34,666	65,742	65,383
Subscription	54,823	47,329	103,603	95,207
Services and support	36,021	27,206	69,838	56,250
Total cost of revenue	130,918	109,201	239,183	216,840

Gross profit	993,531	913,978	1,930,486	1,834,045

Operating expenses:
Research and development	180,903	183,211	358,631	361,611
Sales and marketing	386,459	348,690	745,422	676,768
General and administrative	110,603	95,547	213,284	196,526
Restructuring charges	(2,191)	(586)	(5,016)	(545)
Amortization of purchased intangibles	12,614	10,392	24,043	20,627
Total operating expenses	688,388	637,254	1,336,364	1,254,987

Operating income	305,143	276,724	594,122	579,058

Non-operating income (expense):
Interest and other income (expense), net	(1,128)	(839)	(3,913)	(1,656)
Interest expense	(16,629)	(16,727)	(33,467)	(33,747)
Investment gains (losses), net	7,188	86	8,209	1,676
Total non-operating income (expense), net	(10,569)	(17,480)	(29,171)	(33,727)
Income before income taxes	294,574	259,244	564,951	545,331
Provision for income taxes	70,698	29,808	155,866	81,304
Net income	$223,876	$229,436	$409,085	$464,027
Basic net income per share	$0.45	$0.46	$0.83	$0.92
Shares used to compute basic net income per share	495,950	499,686	494,983	501,910
Diluted net income per share	$0.45	$0.45	$0.81	$0.91
Shares used to compute diluted net income per share	501,377	506,280	502,154	509,572

Condensed Consolidated Balance Sheets
(In thousands, except par value; unaudited)

	June 1, 2012	December 2, 2011
ASSETS

Current assets:
Cash and cash equivalents	$951,238	$989,500
Short-term investments	2,046,879	1,922,192
Trade receivables, net of allowances for doubtful accounts of $14,161 and $15,080, respectively	529,391	634,373
Deferred income taxes	79,360	91,963
Prepaid expenses and other current assets	163,939	133,423
Total current assets	3,770,807	3,771,451

Property and equipment, net	573,566	527,828
Goodwill	4,122,813	3,849,217
Purchased and other intangibles, net	600,332	545,526
Investment in lease receivable	207,239	207,239
Other assets	91,075	89,922
Total assets	$9,365,832	$8,991,183

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Trade payables	$69,416	$86,660
Accrued expenses	555,024	554,941
Capital lease obligations	9,426	9,212
Accrued restructuring	18,337	80,930
Income taxes payable	58,326	42,634
Deferred revenue	535,115	476,402
Total current liabilities	1,245,644	1,250,779

Long-term liabilities:
Debt and capital lease obligations	1,500,668	1,505,096
Deferred revenue	57,663	55,303
Accrued restructuring	12,148	7,449
Income taxes payable	151,671	156,958
Deferred income taxes	250,756	181,602
Other liabilities	47,636	50,883
Total liabilities	3,266,186	3,208,070

Stockholders' equity:
Preferred stock, $0.0001 par value; 2,000 shares authorized	—	—
Common stock, $0.0001 par value	61	61
Additional paid-in-capital	2,886,953	2,753,896
Retained earnings	6,671,230	6,528,735
Accumulated other comprehensive income	20,615	29,950
Treasury stock, at cost (106,847 and 109,294 shares, respectively), net of re-issuances	(3,479,213)	(3,529,529)
Total stockholders' equity	6,099,646	5,783,113
Total liabilities and stockholders' equity	$9,365,832	$8,991,183

Condensed Consolidated Statements of Cash Flows
(In thousands; unaudited)

	Three Months Ended
	June 1, 2012	June 3, 2011
Cash flows from operating activities:
Net income	$223,876	$229,436
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	77,174	66,620
Stock-based compensation expense	62,959	73,403
Unrealized investment (gains) losses	(4,235)	763
Changes in deferred revenue	43,814	38,629
Changes in other operating assets and liabilities	44,630	(19,520)
Net cash provided by operating activities	448,218	389,331

Cash flows from investing activities:
Purchases of short-term investments, net of sales and maturities	(106,627)	(61,166)
Purchases of property and equipment	(60,767)	(37,501)
Sales (purchases) of long-term investments, intangibles and other assets, net	19,134	(3,808)
Net cash used for investing activities	(148,260)	(102,475)

Cash flows from financing activities:
Purchases of treasury stock	(225,000)	(420,015)
Re-issuance of treasury stock	75,871	46,732
Repayment of debt and capital lease obligations	(2,290)	(1,455)
Excess tax benefits from stock-based compensation	2,684	8,778
Net cash used for financing activities	(148,735)	(365,960)
Effect of exchange rate changes on cash and cash equivalents	(1,248)	6,423
Net (decrease) increase in cash and cash equivalents	149,975	(72,681)
Cash and cash equivalents at beginning of period	801,263	900,156
Cash and cash equivalents at end of period	$951,238	$827,475

Non-GAAP Results
(In thousands, except per share data)
The following tables show Adobe's GAAP results reconciled to non-GAAP results included in this release.

	Three Months Ended
	June 1, 2012	June 3, 2011	March 2, 2012
Operating income:

GAAP operating income	$305,143	$276,724	$288,979
Stock-based and deferred compensation expense	70,714	74,869	72,633
Restructuring charges	(2,191)	(586)	(2,825)
Amortization of purchased intangibles	30,704	25,372	27,864
Non-GAAP operating income	$404,370	$376,379	$386,651

Net income:

GAAP net income	$223,876	$229,436	$185,209
Stock-based and deferred compensation expense	70,714	74,869	72,633
Restructuring charges	(2,191)	(586)	(2,825)
Amortization of purchased intangibles	30,704	25,372	27,864
Investment (gains) losses	(7,188)	(86)	(1,021)
Income tax adjustments	(16,290)	(49,131)	2,647
Non-GAAP net income	$299,625	$279,874	$284,507

Diluted net income per share:

GAAP diluted net income per share	$0.45	$0.45	$0.37
Stock-based and deferred compensation expense	0.14	0.15	0.15
Restructuring charges	—	—	(0.01)
Amortization of purchased intangibles	0.06	0.05	0.06
Investment (gains) losses	(0.01)	—	—
Income tax adjustments	(0.04)	(0.10)	—
Non-GAAP diluted net income per share	$0.60	$0.55	$0.57

Shares used in computing diluted net income per share	501,377	506,280	500,378

Non-GAAP Results (continued)
(In thousands, except percentages)

	Three Months Ended
	June 1, 2012	June 3, 2011	March 2, 2012
Operating expenses:

GAAP operating expenses	$688,388	$637,254	$647,976
Stock-based and deferred compensation expense	(66,224)	(70,707)	(68,102)
Restructuring charges	2,191	586	2,825
Amortization of purchased intangibles	(12,614)	(10,392)	(11,429)
Non-GAAP operating expenses	$611,741	$556,741	$571,270

Three Months Ended
June 1, 2012
Effective income tax rate:

GAAP effective income tax rate	24.0%
Stock-based and deferred compensation expense	(1.2)%
Investment (gains) losses	0.1%
Amortization of purchased intangibles	(0.4)%
Non-GAAP effective income tax rate	22.5%

Non-GAAP Financial Targets
(In millions, except per share data)
The following tables show Adobe's third quarter and fiscal year 2012 GAAP financial targets reconciled to non-GAAP financial targets included in this release.

	Third Quarter Fiscal 2012
	Low	High
Diluted net income per share:

GAAP diluted net income per share	$0.38	$0.43
Stock-based and deferred compensation expense	0.16	0.16
Amortization of purchased intangibles	0.06	0.06
Income tax adjustments	(0.04)	(0.04)
Non-GAAP diluted net income per share	$0.56	$0.61

Shares used to compute diluted net income per share	502.0	501.0

Three Months Ended
August 31, 2012
Effective income tax rate:

GAAP effective income tax rate	23.5%
Stock-based and deferred compensation expense	(1.0)
Non-GAAP effective income tax rate	22.5%

	Fiscal 2012 Previous Targets		Fiscal 2012 Adjusted Targets
	Low	High	Low	High
Diluted net income per share:

GAAP diluted net income per share	$1.63	$1.73	$1.69	$1.76
Stock-based and deferred compensation expense	0.65	0.64	0.60	0.59
Amortization of purchased intangibles	0.24	0.24	0.24	0.24
Income tax adjustments	(0.14)	(0.13)	(0.12)	(0.12)
Restructuring charges	—	—	(0.01)	(0.01)
Non-GAAP diluted net income per share	$2.38	$2.48	$2.40	$2.46

Shares used to compute diluted net income per share	504.0	502.0	501.0	501.0

Adobe continues to provide all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Accordingly, Adobe uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. Adobe's management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Adobe presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Adobe's operating results in a manner that focuses on what Adobe believes to be its ongoing business operations. Adobe's management believes it is useful for itself and investors to review, as applicable, both GAAP information that includes the stock-based and deferred compensation expenses, restructuring charges, amortization of purchased intangibles, investment gains and losses and the related tax impact of all of these items, income tax adjustments, the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes, and the non-GAAP measures that exclude such information in order to assess the performance of Adobe's business and for planning and forecasting in subsequent periods. Whenever Adobe uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.